March 9, 2022

BNY MELLON RESEARCH GROWTH FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Investment decisions for the fund are made by members of the equity research team at Newton. The team members primarily responsible for managing the fund are Monty A. Kori, Matthew T. Jenkin, Karen Behr and John R. Porter III. Messrs. Kori and Jenkin have been primary portfolio managers of the fund since July 2019, and each is a research analyst at Newton. Ms. Behr has been a primary portfolio manager of the fund since September 2021, and is a portfolio manager at Newton. Mr. Porter has been a primary portfolio manager of the fund since October 2021 and is Chief Investment Officer and Head of Equity at Newton.

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The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by members of the equity research team at Newton. The team members primarily responsible for managing the fund are Monty A. Kori, Matthew T. Jenkin, Karen Behr and John R. Porter III. Messrs. Kori and Jenkin have been primary portfolio managers of the fund since July 2019, Ms. Behr has been a primary portfolio manager of the fund since September 2021 and Mr. Porter has been a primary portfolio manager of the fund since October 2021. Mr. Kori is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since 2017. Prior to joining a predecessor company of Newton, Mr. Kori was a sector portfolio manager at Fidelity Management & Research Company. Mr. Jenkin is a research analyst at Newton. He has been employed by Newton or a predecessor company of Newton since 2015. Ms. Behr is a portfolio manager at Newton. She has been employed by Newton or a predecessor company of Newton since 2008. Mr. Porter is Chief Investment Officer and Head of Equity at Newton. He has been employed by Newton or a predecessor company of Newton since August 2016

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